BlackRock Multi-State Municipal Series Trust

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Municipal Bond Fund, Inc.

BlackRock National Municipal Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated August 3, 2012 to the
Statement of Additional Information of each Fund

This Supplement replaces and supersedes in its entirety the Supplement dated July 17, 2012 to the Statement of Additional Information of each Fund.

Effective immediately, the Statements of Additional Information of the Funds are amended as follows:

The third paragraph under the section entitled “Purchase of Shares — Institutional Shares — Eligible Institutional Share Investors” in Part II of each Fund’s current Statement of Additional Information is deleted in its entirety and replaced with the following:

Investors who currently own Institutional Shares in a shareholder account are entitled to purchase additional Institutional Shares of a Fund in that account. In addition, the following investors may purchase Institutional Shares: Employees, officers and directors/trustees of BlackRock, Inc., BlackRock Funds, Merrill Lynch & Co., Inc., The PNC Financial Services Group Inc., Barclays PLC or their respective affiliates and any trust, pension, profit-sharing or other benefit plan for such persons; institutional and individual retail investors with a minimum investment of $2 million who purchase through certain broker-dealers or directly from the Fund; certain qualified retirement plans; investors in selected fee based programs; clients of registered investment advisers who have $250,000 invested in the Funds; clients of the Trust departments of PNC Bank and Bank of America, N.A. and their affiliates for whom they (i) act in a fiduciary capacity (excluding participant directed employee benefit plans); (ii) otherwise have investment discretion; or (iii) act as custodian for at least $2 million in assets; unaffiliated banks, thrifts or trust companies that have agreements with a Distributor; and holders of certain Merrill Lynch sponsored unit investment trusts (UITs) who reinvest dividends received from such UITs in shares of a Fund.

Shareholders liquidated from BlackRock Investment Quality Municipal Income Trust, BlackRock New York Investment Quality Municipal Trust, Inc. and BlackRock New Jersey Investment Quality Municipal Trust, Inc. (each, a “Liquidated Fund”) may, prior to September 28, 2012, buy Institutional Shares of BlackRock National Municipal Fund (a series of BlackRock Municipal Bond Fund, Inc.), BlackRock New York Municipal Bond Fund (a series of BlackRock Multi-State Municipal Series Trust) and BlackRock New Jersey Municipal Bond Fund (a series of BlackRock Multi-State Municipal Series Trust) (each, an “Eligible Fund”).  Purchases must be made directly through BlackRock by calling (800) 441-7762.  Shareholders who make an initial investment in Institutional Shares of an Eligible Fund prior to September 28, 2012 may make additional purchases of Institutional Shares of that same Eligible Fund following such date.

Shareholders should retain this Supplement for future reference.

SAI-MUNI-0712SUPR